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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 11, 2000
                Date of earliest event reported: February 2, 2002

                                ASK JEEVES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            000-26521                                    94-3334199
       (Commission File No.)                   (IRS Employer Identification No.)

                5858 HORTON ST., SUITE 350, EMERYVILLE, CA 94608
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 985-7400

                        --------------------------------

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         The undersigned registrant, Ask Jeeves, Inc. (the "Company"), hereby amends its Current Report on Form 8-K previously filed with the Commission on February 14, 2000, relating to the Company's acquisition of Direct Hit Technologies, Inc. ("Direct Hit") on February 2, 2002, by means of a merger (the "Merger") among the Company, Direct Hit and Answer Acquisition Corp., a wholly owned subsidiary of the Company. Such Current Report indicated that the required financial statements and pro forma financial information would be filed as soon as practicable after the date of such report. Since the date the Current Report was filed, the required financial statements and pro forma financial information have been filed with the Commission by the Company in a registration statement as set forth in Item 7 below.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The required financial statements of Direct Hit were previously filed with the Commission by the Company in the Registration Statement on Form S-1 (Registration No. 333-33586) on March 30, 2000.

           (b)  PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION (UNAUDITED)

         The required pro forma condensed combined financial information relating to the Merger was previously filed with the Commission by the Company in the Registration Statement on Form S-1 (Registration No. 333-33586) on March 30, 2000.

           (c)  EXHIBITS

           The following Exhibit is filed as part of this report:

         *2.1 Agreement and Plan of Merger and Reorganization, dated February 2, 2000, by and among Ask Jeeves, Inc., a Delaware corporation, Answer Acquisition Corp., a Delaware corporation, and Direct Hit Technologies, Inc., a Delaware corporation (included as Exhibit 2.1 to the Company's Current Report on Form 8-K as filed with the Commission on February 14, 2000)

       *99.1 Press Release dated as of January 25, 2000, entitled "Ask Jeeves to Acquire Direct Hit Technologies, Adding Automated Search Technology to Connect Customers to Answers" (previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K as filed with the Commission on February 14, 2000).

       *99.2 Press Release dated as of February 10, 2000, entitled "Ask Jeeves, Inc. Completes Acquisition of Direct Hit Technologies, Inc." (previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K as filed with the Commission on February 14, 2000).

         *Previously filed

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          ASK JEEVES, INC.

Dated:  April 11, 2000                    By:      /s/ Cynthia Pevehouse
                                             -----------------------------------
                                              Cynthia Pevehouse
                                              General Counsel and Secretary

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                                INDEX TO EXHIBITS

       *2.1 Agreement and Plan of Merger and Reorganization, dated February 2, 2000, by and among Ask Jeeves, Inc., a Delaware corporation, Answer Acquisition Corp., a Delaware corporation, and Direct Hit Technologies, Inc., a Delaware corporation (included as Exhibit 2.1 to the Company's Current Report on Form 8-K as filed with the Commission on February 14, 2000)

       *99.1 Press Release dated as of January 25, 2000, entitled "Ask Jeeves to Acquire Direct Hit Technologies, Adding Automated Search Technology to Connect Customers to Answers" (previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K as filed with the Commission on February 14, 2000).

       *99.2 Press Release dated as of February 10, 2000, entitled "Ask Jeeves, Inc. Completes Acquisition of Direct Hit Technologies, Inc." (previously filed as Exhibit 99.2 to the Company's Current Report on Form 8-K as filed with the Commission on February 14, 2000).

         *Previously filed